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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 17, 2003
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                Date of Report (Date of earliest event reported)


                        Factory Card & Party Outlet Corp.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    333-21859               36-3652087
--------------------------------    ------------------    ----------------------
  (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)              File Number)         Identification No.)


                   2727 Diehl Road, Naperville, Illinois 60563
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (630) 579-2000
                         ------------------------------
                         (Registrant's telephone number)

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

             99.1 Press Release issued by Factory Card & Party Outlet Corp. dated June 17, 2003.

Item 9.      Regulation FD Disclosure

        On June 17, 2003, Factory Card & Party Outlet Corp. announced its first quarter results. A copy of Factory Card & Party Outlet Corp.'s press release is attached hereto as Exhibit 99.1.

        In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 rather than under Item 12.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FACTORY CARD & PARTY OUTLET CORP.


                                      /s/ James D. Constantine
                                      ------------------------------------------
                                      James D. Constantine
Dated:  June 17, 2003                 Executive Vice President and
                                      Chief Financial and Administrative Officer

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                                  EXHIBIT INDEX



     Exhibit                               Description
       No.

       99.1         Press Release issued by Factory Card & Party Outlet Corp.
                    dated June 17, 2003

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